[JUMP, GREEN, HOLMAN AND COMPANY LETTERHEAD]


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 26, 1997, which appears on page F-2 of Form SB-2, file #333-26543.



                                             Jump, Green, Holman and Company

                                             /s/ Jump, Green, Holman and Company

Toms River, New Jersey
April 9, 1998